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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2001

INTERMUNE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File No.)	(IRS Employer Identification No.)

3280 Bayshore Boulevard
Brisbane, CA 94005
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (415) 466-2200

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits

    4.3
    Indenture, dated as of July 5, 2001 between InterMune, Inc. and The Bank of New York, as Trustee

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMUNE, INC.
Dated: July 9, 2001	By:	/s/ TIMOTHY P. LYNCH Timothy P. Lynch Vice President of Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS

4.3	Indenture, dated as of July 5, 2001 between InterMune, Inc. and The Bank of New York, as Trustee

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SIGNATURE
INDEX TO EXHIBITS